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Exhibit 99.1

VOTING AGREEMENT

        THIS VOTING AGREEMENT, is made and entered into as of this 17th day of January, 2005 (the "Agreement"), by and among McDATA Corporation, a Delaware corporation ("Parent"); Condor Acquisition, Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Merger Sub"); Computer Network Technology Corporation, a Minnesota corporation (the "Company"); Thomas G. Hudson; Thomas G. Hudson 2004 Grantor Retained Annuity Trust dated October 15, 2004, Thomas G. Hudson, Trustee; Erwin A. Kelen; John A. Rollwagen; Patrick W. Gross; Lawrence A. McLernon; Kathleen B. Earley; Bruce J. Ryan.; Gregory T. Barnum; Mark R. Knittel; Edward J. Walsh and Robert R. Beyer (each a "Shareholder" and collectively, the "Shareholders").

RECITALS

        A.    Contemporaneously with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for, upon the terms and subject to the conditions set forth therein, a business combination between Parent and the Company by means of a merger of Merger Sub with and into the Company (the "Merger").

        B.    As of the date hereof, each Shareholder beneficially owns the number of shares of common stock, par value $0.01 per share, of the Company set forth opposite such Shareholder's name on Schedule I hereto (all such shares so owned and which may hereafter be acquired by such Shareholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of notes, underlying restricted stock units or deferred stock units, or by any other means of purchase, dividend, distribution or otherwise, being referred to herein as such Shareholder's "Shares").

        C.    In connection with the Merger and pursuant to the terms of the Merger Agreement, each Shareholder has agreed to grant Parent an irrevocable proxy to vote the Shareholder's Shares in favor of the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

        D.    Upon the consummation of the Merger, the Shareholders will become owners of shares of Common Stock of Parent (the "Parent Shares"), and, in connection therewith, the Shareholders will agree to certain restrictions on the transfer of the Parent Shares.

        E.    As a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholders enter into this Agreement.

        F.     In order to induce Parent and Merger Sub to enter into the Merger Agreement, the Shareholders are willing to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
VOTING AGREEMENT

        1.1    Voting of Shares.    From the date hereof until the termination of this Agreement, at any meeting of the shareholders of the Company, however called, and in any action by consent of the shareholders of the Company, each Shareholder shall vote such Shareholder's Shares (i) in favor of the Merger, the Merger Agreement (as amended from time to time pursuant to the terms thereof) and all other transactions contemplated thereby, (ii) against any Acquisition Proposal or any negotiations or discussions with respect to an Acquisition Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, any change in the directors of the Company, any change in the present capitalization of the Company or any amendment to the Company's Articles of Incorporation or Bylaws, which in the case of each of the matters referred to in this clause (ii) could reasonably be expected to impede, interfere with, delays, postpones or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement and related agreements which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary in order to effectuate the foregoing, including the ability for Parent or its nominees to vote such Shares directly.

        1.2    Irrevocable Proxy.    Each Shareholder hereby agrees to deliver to Parent a duly executed proxy in the form attached hereto as Exhibit A concurrently with the execution and delivery of this Agreement (the "Proxy"), such Proxy to cover the Shares in respect of which Shareholder is entitled to (i) vote at each meeting of the shareholders of the Company (including, without limitation, each written consent in lieu of a meeting) in favor of the Merger and the adoption and approval of the Merger Agreement and all transactions contemplated thereby, and (ii) demand that the Secretary or any other appropriate officer of the Company call a special meeting of the shareholders of the Company for the purpose of considering the Merger, the Merger Agreement and all other transactions contemplated thereby. Each Shareholder hereby revokes any and all prior proxies or powers of attorney given by such Shareholder with respect to the Shares. The Proxy shall be automatically terminate and be of no further force or effect upon any termination of this Agreement.

        1.3    No Proxies for or Transfers of Shareholder Shares.    Except as contemplated by the terms of this Agreement, from the date hereof until the termination of this Agreement, each Shareholder hereby agrees that such Shareholder shall not, without the prior written consent of Parent, which may be withheld in the sole discretion of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement, arrangement or understanding with respect to the voting of any such Shareholder's Shares, or (ii) sell, assign, transfer, encumber, pledge or otherwise dispose of, or enter into any contract, option or other agreement, arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance, pledge or other disposition of, any of such Shareholder's Shares. Each Shareholder hereby agrees such Shareholder shall not seek or solicit any such sale, assignment, transfer, encumbrance, pledge or other disposition or any such contract, option or other agreement, arrangement or understanding and agrees to notify Parent promptly (but in any event, within 24 hours), and to provide all details requested by Parent, if such Shareholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing. Notwithstanding any other provision of this Section 1.3, each Shareholder may sell or otherwise assign, with or without consideration, an unlimited amount of such Shareholder's Shares to any spouse or member of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of his spouse or members of his immediate family, or to a trust for himself, or to a charitable remainder trust, or any affiliate, member or limited or general partner of such Shareholder, or to any entity that is wholly owned by members of such Shareholder's immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed and delivered to Parent documents assuming the obligations of such Shareholder under this Agreement with respect to the transferred securities, such documents to be satisfactory to Parent in its sole discretion. Further notwithstanding any other provision of this Section 1.3, each Shareholder may dispose of shares of restricted stock to the Company to pay taxes upon vesting and issuance of such shares of restricted stock by the Company to each Shareholder.

        1.4    Stop Transfer.    During the term of this Agreement, no Shareholder shall request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Shares, unless such transfer is made in compliance with this Agreement.

        1.5    Notification.    If any Shareholder becomes aware of an Acquisition Proposal or if an Acquisition Proposal is hereafter made or if any request for nonpublic information relating to Company or any of its Subsidiaries is made by any person or entity that has made an Acquisition Proposal or has advised such Shareholder that it may be considering making an Acquisition Proposal, such Shareholder shall within 24 hours notify Parent of the material details of such Acquisition Proposal or request (including the identity of the person or entity making such Acquisition Proposal, the terms thereof and the information requested thereby) and shall within 24 hours provide Parent with a copy of any Acquisition Proposal or request that is made in writing and copies of all correspondence relating thereto. Thereafter such Shareholder shall keep Parent fully apprised on a current basis of the status of any such Acquisition Proposal and of any modifications to the terms thereof. Each Shareholder hereby agrees to immediately cease and cause to be terminated all existing discussions or negotiations with any parties other than Parent conducted heretofore with respect to any Acquisition Proposal.

        1.6    Additional Documents.    Each Shareholder hereby covenants and agrees to execute and deliver any and all additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

        Each Shareholder hereby represents and warrants to Parent and Merger Sub as follows:

        2.1    Due Authorization, Etc.    Such Shareholder has all requisite power and authority and the legal capacity to execute, deliver and perform this Agreement, to appoint Parent as its proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the appointment of Parent as such Shareholder's proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder. This Agreement has been duly executed and delivered by or on behalf of such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against each Shareholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby.

        2.2    No Conflicts; Required Filings and Consents.    The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, (i) conflict with or violate any law applicable to such Shareholder or by which such Shareholder or any of such Shareholder's properties is bound or affected or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any assets of such Shareholder, including, without limitation, such Shareholder's Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's assets is bound or affected.

        (b)   The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the 1934 Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of such Shareholder's obligations under this Agreement.

        2.3    Valid Title.    Such Shareholder is the sole, true, lawful and beneficial owner of such Shareholder's Shares with no restrictions on such Shareholder's voting rights or rights of disposition pertaining thereto. None of such Shareholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares. None of such Shareholder's Shares is subject to any adverse claims, options, liens, charges, encumbrances, security interests or other restrictions on transfer.

        2.4    Total Shares.    Each Shareholder is the record and beneficial owner of the number of Shares set forth next to such Shareholder's name on Schedule I hereto. Except as set forth on Schedule I hereto, neither such Shareholder nor any beneficial owner or owners of such Shareholder's Shares own any Shares, or options or warrants to purchase or rights to subscribe for or otherwise acquire any securities of the Company. Except as set forth on Schedule I hereto, each Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in this Agreement, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares beneficially owned by such Shareholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

        2.5    No Finder's Fees.    No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder. Such Shareholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.

        2.6    Community Property.    If the Shareholder is married and the Shareholder's Shares constitute community property or spousal approval is otherwise required for this Agreement to be legal, valid and binding, then, to the extent so required, this Agreement has been duly authorized, executed and deliver by, and constitutes a legal, valid and binding agreement of the Stockholder's spouse, enforceable against such spouse in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity.

ARTICLE III
MISCELLANEOUS

        3.1    Definitions.    Capitalized terms used but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Merger Agreement.

        3.2    Termination.    This Agreement and each Proxy granted pursuant to Article I shall terminate automatically and without any action of any of the parties hereto and be of no further force and effect upon the earlier to occur of: (i) the written mutual consent of the parties hereto and (ii) the Expiration Date (as defined below). No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination or from any obligation pursuant to a notice delivered on or before the date of such termination. As used herein, the "Expiration Date" shall mean the earlier to occur of (i) the Effective Time of the Merger and (ii) the termination of the Merger Agreement according to its terms.

        3.3    Further Assurance.    From time to time, at the request of another party hereto and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

        3.4    Certain Events; Successors.    Each Shareholder agrees that this Agreement and such Shareholder's obligations hereunder shall attach to such Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Shareholder's heirs, executors, guardians, administrators, successors or assigns. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

        3.5    No Waiver.    The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        3.6    Notice.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, the day of transmission if a business day or, if not, the next business day thereafter, if delivered by telecopier (with confirmation of receipt), the next business day if delivered by an internationally recognized overnight courier service, such as Federal Express, or the third business day if mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, to:
McDATA Corporation 380 Interlocken Crescent Broomfield, Colorado 80021 Attention: Thomas O. McGimpsey Vice President and General Counsel Facsimile No.:(720) 558-4747
with a copy to:
Hensley Kim & Edgington, LLC 1660 Lincoln Street Suite 3050 Denver, Colorado 80264 Attention: Darren R. Hensley, Esq. Telecopy No.: (720) 377-0777 and

        (b)   If to a Shareholder, to the address set forth below such Shareholder's name on Schedule I hereto, with a copy to Leonard, Street and Deinard Professional Association, 150 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention Morris M. Sherman, Esq., telecopy no. (612) 335-1657.

        3.7    Effect of Headings.    The Article and Section headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

        3.8    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        3.9    Entire Agreement.    This Agreement and the Proxy contains the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

        3.10    Assignment and Binding Effect.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment shall be void, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent or to a successor corporation or other successor entity in the event of a merger, acquisition, consolidation or other transfer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

        3.11    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state's principles of conflicts of laws.

        3.12    Amendment and Modification.    This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

        3.13    Specific Performance; Injunctive Relief.    The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of each Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and each Shareholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

        3.14    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement (or any counterpart hereof) may be delivered by a party by facsimile, which facsimile shall be effectual as if the original counterpart had been delivered.

*        *        *        *        *

        IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each of the Shareholders have caused this Agreement to be executed as of the date first written above.

PARENT:	McDATA CORPORATION
/s/ JOHN A. KELLEY, JR.
	By:	John A. Kelley, Jr.
	Title:	Chairman, President and CEO
MERGER SUB:	CONDOR ACQUISITION, INC.
/s/ THOMAS O. MCGIMPSEY
	By:	Thomas O. McGimpsey
	Title:	President
COMPANY:	COMPUTER NETWORK TECHNOLGY CORPORATION
/s/ GREGORY T. BARNUM
	By:	Gregory T. Barnum
	Title:	Chief Financial Officer
SHAREHOLDERS:
/s/ THOMAS G. HUDSON THOMAS G. HUDSON
/s/ THOMAS G. HUDSON THOMAS G. HUDSON GRANTOR RETAINED ANNUITY TRUST, THOMAS G. HUDSON, TRUSTEE
/s/ ERWIN A. KELEN ERWIN A. KELEN
/s/ JOHN A. ROLLWAGEN JOHN A. ROLLWAGEN

/s/ PATRICK W. GROSS PATRICK W. GROSS
/s/ LAWRENCE A. MCLERNON LAWRENCE A. MCLERNON
/s/ KATHLEEN B. EARLEY KATHLEEN B. EARLEY
/s/ BRUCE J. RYAN BRUCE J. RYAN
/s/ GREGORY T. BARNUM GREGORY T. BARNUM
/s/ MARK R. KNITTEL MARK R. KNITTEL
/s/ EDWARD J. WALSH EDWARD J. WALSH
/s/ ROBERT R. BEYER ROBERT R. BEYER

SCHEDULE I

SHAREHOLDERS OF COMPUTER NETWORK TECHNOLGY CORPORATION

Shareholder Name	Number of Shares of Common Stock Held	Number of Shares of Common Stock Underlying Company Convertible Notes Held	Number of Shares of Common Stock Underlying Options Held	Number of Shares of Common Stock Underlying Restricted Stock Units and Deferred Stock Units Held	Percentage of Ownership (on a Fully-Diluted Basis)	Address
THOMAS G. HUDSON	112,673	0	1,457,721	0	*	6000 Nathan Lane North Plymouth, MN 55442
ERWIN A. KELEN	252,910	0	296,667	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
JOHN A. ROLLWAGEN	5,000	0	230,000	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
PATRICK W. GROSS	0	0	185,834	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
LAWRENCE A. MCLERNON	4,000	0	106,667	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
KATHLEEN B. EARLEY	6,000	0	70,000	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
BRUCE J. RYAN	0	0	70,000	8,000	*	6000 Nathan Lane North Plymouth, MN 55442
GREGORY T. BARNUM	18,849	0	297,503	16,000	*	6000 Nathan Lane North Plymouth, MN 55442
MARK R. KNITTEL	44,409		287,503	12,000	*	6000 Nathan Lane North Plymouth, MN 55442
EDWARD J. WALSH	5,000	0	196,564	58,000	*	6000 Nathan Lane North Plymouth, MN 55442
ROBERT R. BEYER	2,680	0	110,195	12,000	*	6000 Nathan Lane North Plymouth, MN 55442

*
Less then 1%.

EXHIBIT A

[An Irrevocable Proxy in the form of this Exhibit A was delivered by each of the shareholders party to the Voting Agreement]

IRREVOCABLE PROXY
TO VOTE STOCK OF
COMPUTER NETWORK TECHNOLGY CORPORATION
(a Minnesota Corporation)

        The undersigned shareholder of Computer Network Technology Corporation, a Minnesota corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by the Minnesota Business Corporation Act) appoints McDATA Corporation, a Delaware corporation ("Parent"), or any designee of Parent, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned shareholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the termination of the Voting Agreement (as hereinafter defined).

        This Irrevocable Proxy is irrevocable (to the extent provided by the Minnesota Business Corporation Act), is coupled with an interest, and is granted in consideration of Parent entering into that certain Voting Agreement (the "Voting Agreement"), dated as of even date herewith, by and among Parent; Condor Acquisition, Inc., a Minnesota corporation and a wholly owned subsidiary of Parent (the "Merger Sub"); the Company; the undersigned and certain other shareholders of the Company, and that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of January    , 2005, by and among the Company; Parent and Merger Sub, which Merger Agreement provides for the merger of Merger Sub with and into the Company (the "Merger"). Notwithstanding the foregoing, this Irrevocable Proxy shall terminate and be of no further force or effect upon any termination of the Voting Agreement.

        The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the termination of the Voting Agreement, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Minnesota Business Corporation Act), at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting as follows:

          (i)    in favor of the Merger and the Merger Agreement (as amended from time to time pursuant to the terms thereof), and all other transactions contemplated thereby,

          (ii)   against any Acquisition Proposal (used herein as defined in the Voting Agreement) or any negotiations or discussions with respect to an Acquisition Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, any change in the directors of the Company, any change in the present capitalization of the Company or any amendment to the Company's Articles of Incorporation or Bylaws, which in the case of each of the matters referred to in this clause (ii) could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated,

          (iii)   in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement and related agreements which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary in order to effectuate the foregoing, including the ability for Parent or its nominees to vote such Shares directly.

        The attorney and proxy named above is hereby authorized and empowered by the undersigned to demand that the Secretary or any other appropriate officer of the Company call a special meeting of the shareholders of the Company for the purpose of voting on matters set forth in clauses (i) and (iii) of the preceding paragraph. The Shareholder may vote the Shares on all other matters not specifically referred to in this Irrevocable Proxy, and the attorney and proxy named above may not exercise this Irrevocable Proxy with respect to such other matters. Without limiting the generality of the foregoing,this Irrevocable Proxy may not be used to waive or amend any material rights or obligations of the undersigned under the Voting Agreement, the Merger Agreement or otherwise.

        All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable and terminates upon the termination of the Voting Agreement.

Dated: January 17, 2005

By:
(Signature of Shareholder)
Name:
(Print Name of Shareholder)
Shares beneficially owned:
shares of Common Stock of Company
shares of Common Stock of Company underlying Company Convertible Notes shares of Common Stock of Company underlying options
shares of Common Stock of Company underlying Restricted Stock Units and Deferred Stock Units

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VOTING AGREEMENT
RECITALS
ARTICLE I VOTING AGREEMENT
ARTICLE II REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
ARTICLE III MISCELLANEOUS
SCHEDULE I
EXHIBIT A
[An Irrevocable Proxy in the form of this Exhibit A was delivered by each of the shareholders party to the Voting Agreement]
IRREVOCABLE PROXY TO VOTE STOCK OF COMPUTER NETWORK TECHNOLGY CORPORATION (a Minnesota Corporation)